8. Inventories (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2013 USD ($)	Dec. 31, 2014 ZHEJIANG TIANLAN CNY	Dec. 31, 2013 ZHEJIANG TIANLAN CNY	Dec. 31, 2014 ZHEJIANG JIAHUAN CNY	Dec. 31, 2013 ZHEJIANG JIAHUAN CNY
Raw materials	$ 146	$ 124	9,121	7,425	3,763	2,680
Work in progress	38	47	6,360	5,485	9,840	15,068
Finished goods	359	323	573	2,066	18,646	20,410
Inventory	$ 543	$ 494	16,054	14,976	32,249	38,158